SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FROM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------


       Date of Report (Date of earliest event reported): October 27, 1999
                                                         ----------------



                               JSB FINANCIAL, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)



    Delaware                         001-13157                 11-3000874
    --------                         ---------                 ----------
  (State or other                  (Commission              (IRS Employer
   jurisdiction of                  File Number)             Identification No.)
   incorporation)



                   303 Merrick Road, Lynbrook, New York 11563
                   ------------------------------------------
          (address of principal executive offices, including zip code)


                                 (516) 887-7000
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.                    Other Events.

                           JSB Financial, Inc. issued a press release on October 20, 1999 announcing its third quarter 1999 results and that a date has been set for a special meeting of stockholders to approve the merger agreement with North Fork Bancorporation. The press release issued by the Registrant described herein is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.


Item 7.                    Financial Statements and Exhibits

                           Exhibits: The following Exhibits are files as part of
                                     this report:

                           Exhibit No.      Description
                           -----------      -----------

                              99.1          Press Release dated October 20, 1999

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           JSB FINANCIAL, INC.


                                           By:  Thomas R. Lehmann
                                                -----------------
                                                Thomas R. Lehmann
                                                Executive Vice President and
                                                 Chief Financial Officer

Date: October 27, 1999

                                  EXHIBIT INDEX




Exhibit           Description
-------           -----------

 99.1             Press Release issued October 20, 1999